UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2007

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

             CREDIT SUISSE COMMERICAL MORTGAGE TRUST SERIES 2007-C2
                                (Issuing Entity)


          Delaware                      333-141613             13-3320910
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)          Identification Number)


                  11 Madison Avenue
                  New York, New York                             10010
--------------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (212) 325-2000


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events

            On May 9, 2007, Credit Suisse First Boston Mortgage Securities
Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2007-C2 in twenty-six classes. Two additional classes of certificates representing the residual interests in the Upper-Tier REMIC and the Lower-Tier REMIC (each as defined in the Pooling and Servicing Agreement) were issued on May 14, 2007. The Class A-1, Class A-2, Class A-AB, Class A-3, Class A-1-A, Class A-M, Class A-MFL and Class A-J Certificates (collectively, the "Offered Certificates") with an aggregate principal balance of $2,910,254,000 were sold to Credit Suisse Securities (USA) LLC, California Fina Group, Inc. (DBA: Finacorp Securities), KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated April 27, 2007, between the Registrant and the Underwriters, a form of which is filed as Exhibit
1.1. The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S and Class A-X Certificates (collectively the "Private Certificates" and together with the Offered Certificates and the Class R, Class LR and Class V Certificates, the "Certificates") with an aggregate principal balance of $387,484,705 were sold to Credit Suisse Securities (USA) LLC pursuant to a Certificate Purchase Agreement, dated April 27, 2007, between the Registrant and Credit Suisse Securities (USA) LLC (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The Certificates were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc. and Wachovia Bank, National Association, as master servicers, and ING Clarion Partners, LLC, as special servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of May 1, 2007 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit
10.1 and (2) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of May 1, 2007 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.2.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

            In addition to those agreements described above, attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.


Section 9  - Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits.

(d)      Exhibits

         Exhibit No.               Description
         -----------               -----------

             1.1                  Underwriting Agreement

             4.1                  Pooling and Servicing Agreement

             10.1                 Column Mortgage Loan Purchase Agreement

             10.2                 KeyBank Mortgage Loan Purchase Agreement

             10.3 ISDA Master Agreement, dated as of May 9, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C2

             10.4 Schedule to the ISDA Master Agreement, dated as of May 9, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C2

             10.5 ISDA Credit Support Annex (Bilateral Form--New York Law) to the Schedule to the ISDA Master Agreement, dated as of May 9, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C2

             10.6 Confirmation, dated as of May 9, 2007, by Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C2

             10.7 Novation Confirmation, dated as of May 9, 2007, between Credit Suisse International, Credit Suisse Management LLC and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C2

                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date:  May 14, 2007
       ------------
                                      By:   /s/ Jeffrey Altabef
                                         ----------------------------
                                      Title: Vice President



                                INDEX TO EXHIBITS

                                                                                        Paper (P) or
         Exhibit No.               Description                                          Electronic (E)
         -----------               -----------                                          --------------

             1.1                  Underwriting Agreement                                       E

             4.1                  Pooling and Servicing Agreement                              E

             10.1                 Column Mortgage Loan Purchase Agreement                      E

             10.2                 KeyBank Mortgage Loan Purchase Agreement                     E

             10.3                 ISDA Master Agreement, dated as of May 9,                    E
                                  2007, between Credit Suisse International
                                  and Wells Fargo Bank, N.A., not in its
                                  individual or corporate capacity but solely
                                  as Trustee on behalf of Credit Suisse
                                  Commercial Mortgage Trust Series 2007-C2

             10.4                 Schedule to the ISDA Master Agreement, dated                 E
                                  as of May 9, 2007, between Credit Suisse
                                  International and Wells Fargo Bank, N.A.,
                                  not in its individual or corporate capacity
                                  but solely as Trustee on behalf of Credit
                                  Suisse Commercial Mortgage Trust Series
                                  2007-C2

             10.5                 ISDA Credit Support Annex (Bilateral Form--New               E
                                  York Law) to the Schedule to the ISDA Master
                                  Agreement, dated as of May 9, 2007, between
                                  Credit Suisse International and Wells Fargo
                                  Bank, N.A., not in its individual or corporate
                                  capacity but solely as Trustee on behalf of
                                  Credit Suisse Commercial Mortgage Trust Series
                                  2007-C2


             10.6                 Confirmation, dated as of May 9, 2007, by                    E
                                  Credit Suisse International and Wells Fargo
                                  Bank, N.A., not in its individual or corporate
                                  capacity but solely as Trustee on behalf of
                                  Credit Suisse Commercial Mortgage Trust Series
                                  2007-C2

             10.7                 Novation Confirmation, dated as of May 9,                    E
                                  2007, between Credit Suisse International,
                                  Credit Suisse Management LLC and Wells Fargo
                                  Bank, N.A., not in its individual or corporate
                                  capacity but solely as Trustee on behalf of
                                  Credit Suisse Commercial Mortgage Trust Series